                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)         July 16, 1996
                                                        ------------------------


                          NORTHERN TRUST CORPORATION
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



           0-5965                                         36-2723087
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   (Commission File Number)                    (IRS Employer Identification No.)



Fifty South LaSalle Street, Chicago, Illinois               60675
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  (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code       (312)630-6000
                                                    ---------------------------



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Item 5.   Other Events

          The information contained in the registrant's July 15, 1996 press release, reporting on the registrant's earnings for the second quarter and first six months of 1996, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

       (c)Exhibits:

          Exhibit 99    July 15, 1996 Press Release



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NORTHERN TRUST CORPORATION
                                       --------------------------
                                             (Registrant)


Dated:  July 16, 1996

                                       By:  Perry R. Pero
                                            -------------
                                            Perry R. Pero
                                            Senior Executive Vice President
                                            and Chief Financial Officer



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                                 EXHIBIT INDEX
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
Number            Description               Page Number
- ------            -----------               -----------
  99       July 15, 1996 Press Release           5

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